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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):            April 22, 2002







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                          1-12084                               34-1559357
(State of incorporation)          (Commission File Number)       (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                             43604
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100





                                   Page 1 of 2


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ITEM 5.  OTHER INFORMATION

         Libbey Inc. (the "Company") through a press release announced that on April 22, 2002 the United States Federal District Court upheld the challenge of the Federal Trade Commission, and issued a preliminary injunction enjoining completion of Libbey's proposed acquisition, of the Anchor Hocking business of Newell Rubbermaid, Inc, pending a completion of an administrative hearing of the Federal Trade Commission.

         (c)      EXHIBITS

            Exhibit
               No.                               DESCRIPTION
               ---                                -----------
               99                   Text of press release dated April 23, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LIBBEY INC.
                                         Registrant



Date:    APRIL 24, 2002                  By: /s/ Kenneth G. Wilkes
     ----------------------                 ------------------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)



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                                  EXHIBIT INDEX


 EXHIBIT NO.                      DESCRIPTION                          PAGE NO.
 -----------                      -----------                          --------

     99            Text of press release dated April 23, 2002.           E-1